UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2009

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA		95051
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (408) 553-2424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

On February 17, 2009, Agilent Technologies, Inc. (the “Company”) issued its press release announcing financial results for the first fiscal quarter ended January 31, 2009.  A copy of this press release is attached as Exhibit 99.1.

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future.  We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation.  Management measures segment and enterprise performance using measures such as those that are disclosed in this release.  This information facilitates management’s internal comparisons to the Company’s historical operating results and comparisons to competitors’ operating results.  Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operations decision making.  Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States.  It excludes items, such as restructuring and amortization, that may have a material effect on the Company’s expenses and earnings per share calculated in accordance with GAAP.  Management monitors these items to ensure that expenses are in line with expectations and that our GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the Company.  The non-GAAP information we provide may be different from the non-GAAP information provided by other companies.

Additional explanation of non-GAAP information is provided in Exhibit 99.1.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On December 17, 2008, Agilent Technologies, Inc. filed a Current Report on Form 8-K disclosing the approval of a targeted restructuring program (the “Original Restructuring Program”).  On February 17, 2009, Agilent announced to its employees a revised restructuring plan, which includes actions to (1) exit the inspection businesses in its Semiconductor and Board Test segment, including the automated optical inspection and automated X-ray inspection businesses and (2) restructure its global infrastructure organization, in response to the continuing deterioration of economic conditions (the “Additional Actions”).  The actions under the Original Restructuring Program and the Additional Actions (together, the “Restructuring Program”) are part of a series of actions being taken by Agilent in response to the current economic situation.

Agilent expects that the Additional Actions will further reduce its global workforce of regular employees by approximately 600 positions, bringing the total headcount reductions under the Restructuring Program to approximately 1,100 people.  The timing and scope of workforce reductions will vary by location based on local legal requirements.  We expect to complete most of these activities related to the Restructuring Program by July 31, 2009, with the remainder expected to be completed by October 31, 2009.

In connection with the Additional Actions, we expect to record pre-tax restructuring and other charges in the aggregate of approximately $40 million related to employee severance arrangements, approximately $22 million related to excess inventory charges and approximately $38 million related to other charges, including, but not limited to, costs related to existing lease agreements and contract termination costs (incremental to the Original Restructuring Program).  We expect that substantially all of these charges will result in cash expenditures.

In connection with the Restructuring Plan (including the amounts due to the Additional Actions), we now expect to record in the aggregate approximately $155 million in pre-tax restructuring and other related charges.  We expect that substantially all of these charges will result in cash expenditures.

Forward-Looking Statements

This Item 2.05 contains forward-looking statements as defined in the Securities Exchange Act of 1934 and is subject to the safe harbors created therein. The forward-looking statements relate to our planned restructuring activities and include our current estimates of the scope, timing and cost of those activities. These forward-looking statements involve risks and uncertainties that could cause Agilent’s results to differ materially from management’s current expectations. Such risks and uncertainties include, but are not limited to, the risk of additional costs and delays associated with compliance with U.S. and international labor and other laws, the risk that a further decline in general economic conditions and the global credit and equity markets or unforeseen changes in the strength of our customers’ businesses and demand for current and new products and technologies will require changes to the planned restructuring, and the risk that we are not able to realize the savings expected from the restructuring activities.

In addition, other risks that Agilent faces in running its operations include the ability to execute successfully through business cycles while it continues to implement cost reductions; the ability to meet and achieve the benefits of its cost-reduction goals and otherwise successfully adapt its cost structures to continuing changes in business conditions; ongoing competitive, pricing and gross-margin pressures; the risk that our cost-cutting initiatives will impair our ability to develop products and remain competitive and to operate effectively; the impact of geopolitical uncertainties and global economic conditions on our operations, our markets and our ability to conduct business; the ability to improve asset performance to adapt to changes in demand; the ability to successfully introduce new products at the right time, price and mix; and other risks detailed in Agilent’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended October 31, 2008.  Forward-looking statements are based on the beliefs and assumptions of Agilent’s management and on currently available information. Agilent undertakes no responsibility to publicly update or revise any forward-looking statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following is furnished as an exhibit to this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended:

Exhibit No.	Description
99.1	Press release announcing financial results for the first fiscal quarter ended January 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

By:	/s/ Marie Oh Huber
Name:	Marie Oh Huber
Title:	Vice President, Deputy General Counsel and Assistant Secretary

Date:  February 17, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release announcing financial results for the first fiscal quarter ended January 31, 2009.